UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 7, 2005

MICHAELS STORES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-09338 (Commission File Number)	75-1943604 (IRS Employer Identification No.)

8000 Bent Branch Drive
Irving, Texas 75063
P.O. Box 619566
DFW, Texas 75261-9566
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 409-1300

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
Fiscal Year 2005 Bonus Plan for R. Michael Rouleau
Fiscal Year 2005 Bonus Plan for Jeffrey N. Boyer
Fiscal Year 2005 Bonus Plan for Edward F. Sadler
Fiscal Year 2005 Bonus Plan for Gregory A. Sandfort
Fiscal Year 2005 Bonus Plan for Douglas B. Sullivan

Item 1.01. Entry into a Material Definitive Agreement.

     On April 7, 2005, the Compensation Committee of the Board of Directors of Michaels Stores, Inc. (the “Company”) approved the Fiscal Year 2005 Bonus Plans for the executive officers set out below who are expected to be named in the Summary Compensation Table of the Company’s 2005 Proxy Statement (the “Named Executive Officers”).

Name and Position

R. Michael Rouleau
President and Chief Executive Officer

Jeffrey N. Boyer
Executive Vice President –
Chief Financial Officer

Edward F. Sadler
Executive Vice President –
Store Operations

Gregory A. Sandfort
Executive Vice President –
General Merchandise Manager

Douglas B. Sullivan
Executive Vice President –
Development

     The Fiscal Year 2005 Bonus Plans for the Company’s Named Executive Officers are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, and each is incorporated by reference into this Item 1.01.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit
Number	Description
10.1	Fiscal Year 2005 Bonus Plan for R. Michael Rouleau

10.2	Fiscal Year 2005 Bonus Plan for Jeffrey N. Boyer

10.3	Fiscal Year 2005 Bonus Plan for Edward F. Sadler

10.4	Fiscal Year 2005 Bonus Plan for Gregory A. Sandfort

10.5	Fiscal Year 2005 Bonus Plan for Douglas B. Sullivan

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAELS STORES, INC.
By:	/s/ Jeffrey N. Boyer
Jeffrey N. Boyer
Executive Vice President — Chief Financial Officer

Date: April 13, 2005

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INDEX TO EXHIBITS

Exhibit
Number	Description
10.1	Fiscal Year 2005 Bonus Plan for R. Michael Rouleau

10.2	Fiscal Year 2005 Bonus Plan for Jeffrey N. Boyer

10.3	Fiscal Year 2005 Bonus Plan for Edward F. Sadler

10.4	Fiscal Year 2005 Bonus Plan for Gregory A. Sandfort

10.5	Fiscal Year 2005 Bonus Plan for Douglas B. Sullivan

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